UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2012

TIM HORTONS INC.

(Exact name of registrant as specified in its charter)

Canada	001-32843	98-0641955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

874 Sinclair Road, Oakville, ON, Canada		L6K 2Y1
(Address of principal executive offices)		(Zip Code)

(905) 845-6511

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 9, 2012, Tim Hortons Inc. (the “Corporation”) issued a press release containing financial information regarding its first quarter 2012 financial results and certain other information. The press release is attached hereto as Exhibit 99.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2012, the Corporation announced that its Executive Chairman, President and Chief Executive Officer, Paul D. House has agreed to remain in the capacity as President and Chief Executive Officer, until the earlier of December 31, 2013 or the appointment and transition to a successor President and Chief Executive Officer. Subject to election by shareholders and approval by the Board of Directors of the Corporation, Mr. House plans to remain as the Corporation’s Executive Chairman. A copy of the press release is attached as Exhibit 99.1.

Item 7.01	Regulations FD Disclosure.

The Corporation will host a quarterly conference call to discuss its first quarter 2012 results on Wednesday, May 9, 2012 at 2:30 p.m. (Eastern Daylight Savings Time). Investors and the public may listen to the conference call in the manner described in the Corporation’s press release attached hereto as Exhibit 99.1.

The Corporation will also hold its annual and special meeting of shareholders on Thursday, May 10, 2012 at 10:30 a.m. (Eastern Daylight Savings Time) at the School of Hospitality and Tourism Management, Ted Rogers School of Management, Ryerson University, 7th Floor Auditorium, 55 Dundas Street West, Toronto, Ontario. A live webcast of the event will be available at www.timhortons-invest.com through the “Events and Presentations” tab, as more fully described in the Corporation’s press release attached hereto as Exhibit 99.1.

Item 8.01	Other Events.

On May 9, 2012, the Corporation also announced that its Board of Directors has declared a Cdn.$0.21 per common share quarterly dividend. The dividend is payable on June 8, 2012 to shareholders of record at the close of business on May 24, 2012. The declaration of any future dividends is subject to the Board’s discretion. The full text of the Corporation’s press release issued today regarding this dividend is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit 99.1	Press release dated May 9, 2012 issued by the Corporation regarding the release of quarterly financial results and other information.

	Exhibit 99.2	Press release dated May 9, 2012 issued by the Corporation announcing the declaration of Cdn.$0.21 per common share quarterly dividend.

	Exhibit 99.3	Safe Harbor Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIM HORTONS INC.

Date: May 9, 2012	By:	/s/ JILL E. AEBKER
Jill E. Aebker Senior Vice President, General Counsel and Secretary